Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell Vice Chairman, President and Chief Financial Officer (650) 234-6000
ROBERT HALF REPORTS FOURTH-QUARTER AND YEAR-END FINANCIAL RESULTS
MENLO PARK, Calif., January 26, 2017 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the fourth quarter and year ended December 31, 2016.
For the quarter ended December 31, 2016, net income was $78 million, or $.61 per share, on revenues of $1.27 billion. Net income for the prior year’s fourth quarter was $93 million, or $.71 per share, on revenues of $1.30 billion.
For the year ended December 31, 2016, net income was $343 million, or $2.67 per share, on revenues of $5.25 billion. For the year ended December 31, 2015, net income was $358 million, or $2.69 per share, on revenues of $5.09 billion.
Harold M. Messmer, Jr., chairman and CEO of Robert Half, commented: “Robert Half continued to benefit from a tightening job market and solid service demand domestically and in our non-U.S. markets during the fourth quarter. International staffing operations performed particularly well, and Protiviti also reported year-over-year revenue gains.”
Messmer added, “Unlevered return on equity remained strong during the fourth quarter at 29 percent.”

Robert Half management will conduct a conference call today at 5 p.m. EST. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number to listen to today’s conference call is 877-814-0475 (+1-706-643-9224 outside the United States). The password is “Robert Half.”

A taped recording of this call will be available for replay beginning at approximately 8 p.m. EST today and ending at 11:59 p.m. EST on February 26. The dial-in number for the replay is 855-859-2056 (+1-404-537-3406 outside the United States). To access the replay, enter conference ID# 48653573. The conference call also will be archived in audio format on the company’s website at www.roberthalf.com/investor-center.
Founded in 1948, Robert Half is the world’s first and largest specialized staffing firm and a recognized leader in professional consulting and staffing services. The company’s specialized staffing divisions include Accountemps®, Robert Half® Finance & Accounting and Robert Half® Management Resources, for temporary, full-time and senior-level project professionals, respectively, in the fields of accounting and finance; OfficeTeam®, for highly skilled administrative support professionals; Robert Half® Technology, for project and full-time technology professionals; Robert Half® Legal, for project and full-time staffing of lawyers, paralegals and legal support personnel; and The Creative Group®, for interactive, design, marketing, advertising and public relations professionals. Robert Half also is the parent company of Protiviti®, a global consulting firm that provides clients with consulting solutions in finance, technology, operations, data, analytics, governance, risk and internal audit.
Robert Half has staffing and consulting operations in more than 400 locations worldwide.
Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”, “expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.
These risks and uncertainties include, but are not limited to, the following: the global financial and economic situation; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the company does business, or in particular regions or industries; reduction in the supply of candidates for temporary employment or the company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the company’s services, on the company’s ability to maintain its margins; the possibility of the company incurring liability for its activities, including the activities of its temporary employees, or for events impacting its temporary employees on clients’ premises; the possibility that adverse publicity could impact the company’s ability to attract and retain clients and candidates; the success of the company in attracting, training, and retaining qualified management personnel and other staff employees; the company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the company’s SEC filings; the ability of the company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the company will incur as a result of healthcare reform legislation may adversely affect the company’s profit margins or the demand for the company’s services; the possibility that the company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the company may fail to maintain adequate financial and management controls and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
Because long-term contracts are not a significant part of the company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The company undertakes no obligation to update information contained in this release.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
	(Unaudited)		(Unaudited)

Net service revenues	$1,265,073	$1,304,594	$5,250,399	$5,094,933
Direct costs of services	745,871	764,513	3,089,723	2,980,462

Gross margin	519,202	540,081	2,160,676	2,114,471

Selling, general and administrative expenses	394,505	395,724	1,606,217	1,533,799
Amortization of intangible assets	309	192	1,237	192
Interest income, net	(193)	(150)	(888)	(550)

Income before income taxes	124,581	144,315	554,110	581,030
Provision for income taxes	46,793	50,872	210,721	223,234

Net income	$77,788	$93,443	$343,389	$357,796

Diluted net income per share	$.61	$.71	$2.67	$2.69

Shares:
Basic	126,505	130,172	127,991	131,749
Diluted	127,428	131,430	128,766	132,930

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Quarter Ended December 31,				Year Ended December 31,
	2016		2015		2016		2015
	(Unaudited)				(Unaudited)
REVENUES:
Accountemps	$425,158	33.6%	$438,383	33.6%	$1,786,276	34.0%	$1,715,910	33.7%
OfficeTeam	239,858	19.0%	251,614	19.3%	972,414	18.5%	973,896	19.1%
Robert Half Technology	159,400	12.6%	167,551	12.8%	659,844	12.6%	657,124	12.9%
Robert Half Management Resources	144,865	11.4%	150,353	11.6%	608,243	11.6%	583,913	11.5%
Robert Half Finance & Accounting	94,469	7.5%	101,667	7.8%	419,314	8.0%	421,411	8.2%
Protiviti	201,323	15.9%	195,026	14.9%	804,308	15.3%	742,679	14.6%
Total	$1,265,073	100.0%	$1,304,594	100.0%	$5,250,399	100.0%	$5,094,933	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$367,961	38.0%	$376,083	37.3%	$1,510,941	37.5%	$1,463,407	37.2%
Permanent placement staffing	94,303	99.8%	101,521	99.9%	418,535	99.8%	420,747	99.8%
Risk consulting and internal audit services	56,938	28.3%	62,477	32.0%	231,200	28.7%	230,317	31.0%
Total	$519,202	41.0%	$540,081	41.4%	$2,160,676	41.2%	$2,114,471	41.5%

OPERATING INCOME:
Temporary and consultant staffing	$90,902	9.4%	$99,404	9.9%	$393,704	9.8%	$399,808	10.2%
Permanent placement staffing	13,637	14.4%	17,559	17.3%	80,001	19.1%	85,019	20.2%
Risk consulting and internal audit services	20,158	10.0%	27,394	14.0%	80,754	10.0%	95,845	12.9%
Total	$124,697	9.9%	$144,357	11.1%	$554,459	10.6%	$580,672	11.4%

SELECTED CASH FLOW INFORMATION:
Amortization of intangible assets	$309		$192		$1,237		$192
Depreciation expense	$16,307		$13,786		$63,078		$53,273
Capital expenditures	$19,676		$26,781		$82,956		$75,057
Open market repurchases of common stock (shares)	1,113		1,411		4,046		4,343

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	December 31,
	2016	2015
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$260,201	$224,577
Accounts receivable, less allowances	$703,228	$704,640
Total assets	$1,777,971	$1,702,960
Current liabilities	$679,896	$655,549
Notes payable and other indebtedness, less current portion	$840	$1,007
Total stockholders’ equity	$1,086,599	$1,003,781

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with revenue growth rates derived from non-GAAP revenue amounts.
Variations in the Company’s financial results include the impact of changes in foreign currency exchange rates and billing days. The Company provides “same billing days and constant currency” revenue growth calculations to remove the impact of these items. These calculations show the year-over-year revenue growth rates for the Company’s lines of business on both a reported basis and also on a same-day, constant-currency basis for global, U.S. and international operations. This information is presented for each of the six most recent quarters. The Company has provided this data because management believes it better reflects the Company’s actual revenue growth rates and aids in evaluating revenue trends over time. The Company expresses year-over-year revenue changes as calculated percentages using the same number of billing days and constant currency exchange rates.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual revenue growth derived from revenue amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (Same Billing Days and Constant Currency)
	2015		2016				2015		2016
	Q3	Q4	Q1	Q2	Q3	Q4	Q3	Q4	Q1	Q2	Q3	Q4
Global
Accountemps	4.3	5.8	8.4	7.1	4.2	-3.0	7.6	7.5	8.3	6.5	4.9	-0.8
OfficeTeam	4.8	4.1	4.2	1.8	-1.5	-4.7	8.3	5.8	3.7	0.6	-1.3	-3.0
Robert Half Technology	13.3	9.6	6.8	1.8	-1.6	-4.9	15.4	10.2	6.2	0.9	-1.4	-3.4
Robert Half Management Resources	-2.4	4.0	7.5	10.2	3.1	-3.7	2.9	7.1	7.7	9.4	3.7	-1.3
Temporary and consultant staffing	4.8	5.7	7.0	5.4	1.6	-3.8	8.3	7.4	6.7	4.5	2.1	-1.8
Permanent placement staffing	8.2	5.1	8.0	2.6	-5.1	-7.1	13.6	8.2	8.6	2.1	-4.5	-4.9
Total staffing	5.1	5.7	7.1	5.1	1.0	-4.1	8.8	7.5	6.9	4.3	1.5	-2.1
Protiviti	20.5	13.9	14.4	9.2	7.4	3.2	23.0	15.4	13.7	8.3	7.8	5.3
Total	7.2	6.8	8.1	5.7	2.0	-3.0	10.9	8.7	7.8	4.9	2.4	-1.0

United States
Temporary and consultant staffing	9.9	9.2	8.5	4.6	0.4	-4.9	9.8	8.2	7.3	3.5	0.6	-3.5
Permanent placement staffing	16.2	11.5	12.9	3.8	-5.2	-9.4	16.1	10.5	11.6	2.7	-5.0	-8.1
Total staffing	10.4	9.4	8.9	4.5	-0.1	-5.3	10.3	8.4	7.6	3.4	0.1	-3.9
Protiviti	24.6	15.5	16.2	7.6	6.1	3.7	24.4	15.1	14.9	6.5	6.3	5.3
Total	12.5	10.3	9.9	5.0	0.9	-3.9	12.6	9.5	8.7	3.9	1.1	-2.4

International
Temporary and consultant staffing	-12.8	-7.2	0.5	8.6	7.0	0.8	3.1	4.4	4.5	8.9	8.8	5.3
Permanent placement staffing	-7.3	-7.8	-2.8	-0.3	-4.9	-1.3	8.9	3.5	2.0	0.8	-3.4	2.9
Total staffing	-12.1	-7.3	0.0	7.2	5.3	0.5	3.9	4.3	4.1	7.7	7.0	5.0
Protiviti	1.2	6.0	5.4	17.3	15.2	0.7	16.4	16.9	8.0	17.5	16.6	5.3
Total	-10.7	-5.8	0.6	8.4	6.5	0.5	5.3	5.9	4.6	8.9	8.1	5.0
The non-GAAP financial measures included in the table above adjust for the following items:
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. In order to calculate “Constant Currency” revenue growth rates, as-reported amounts are retranslated using foreign exchange rates from the prior year’s comparable period.
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all lines of business. In order to remove the fluctuations caused by comparable periods having different billing days, the company calculates “same billing day” revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period to arrive at a “per billing day” amount. The “same billing day” growth rates are then calculated based upon the “per billing day” amounts.
The term “same billing days and constant currency” means that the impact of different billing days has been removed from constant currency calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein on Pages 8-10.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES

REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
Accountemps
As Reported	4.3	5.8	8.4	7.1	4.2	-3.0
Billing Days Impact	-0.2	-0.9	-1.2	-1.1	0.2	1.4
Currency Impact	3.5	2.6	1.1	0.5	0.5	0.8
Same Billing Days and Constant Currency	7.6	7.5	8.3	6.5	4.9	-0.8
OfficeTeam
As Reported	4.8	4.1	4.2	1.8	-1.5	-4.7
Billing Days Impact	-0.2	-1.0	-1.2	-1.1	0.2	1.4
Currency Impact	3.7	2.7	0.7	-0.1	0.0	0.3
Same Billing Days and Constant Currency	8.3	5.8	3.7	0.6	-1.3	-3.0
Robert Half Technology
As Reported	13.3	9.6	6.8	1.8	-1.6	-4.9
Billing Days Impact	-0.1	-1.0	-1.2	-1.1	0.2	1.4
Currency Impact	2.2	1.6	0.6	0.2	0.0	0.1
Same Billing Days and Constant Currency	15.4	10.2	6.2	0.9	-1.4	-3.4
Robert Half Management Resources
As Reported	-2.4	4.0	7.5	10.2	3.1	-3.7
Billing Days Impact	0.0	-1.0	-1.3	-1.2	0.2	1.5
Currency Impact	5.3	4.1	1.5	0.4	0.4	0.9
Same Billing Days and Constant Currency	2.9	7.1	7.7	9.4	3.7	-1.3
Temporary and consultant staffing
As Reported	4.8	5.7	7.0	5.4	1.6	-3.8
Billing Days Impact	-0.1	-1.0	-1.3	-1.2	0.2	1.4
Currency Impact	3.6	2.7	1.0	0.3	0.3	0.6
Same Billing Days and Constant Currency	8.3	7.4	6.7	4.5	2.1	-1.8
Permanent placement staffing
As Reported	8.2	5.1	8.0	2.6	-5.1	-7.1
Billing Days Impact	-0.2	-0.9	-1.2	-1.2	0.2	1.4
Currency Impact	5.6	4.0	1.8	0.7	0.4	0.8
Same Billing Days and Constant Currency	13.6	8.2	8.6	2.1	-4.5	-4.9
Total staffing
As Reported	5.1	5.7	7.1	5.1	1.0	-4.1
Billing Days Impact	-0.1	-1.0	-1.3	-1.1	0.2	1.4
Currency Impact	3.8	2.8	1.1	0.3	0.3	0.6
Same Billing Days and Constant Currency	8.8	7.5	6.9	4.3	1.5	-2.1
Protiviti
As Reported	20.5	13.9	14.4	9.2	7.4	3.2
Billing Days Impact	-0.2	-0.4	-1.4	-1.1	0.2	1.6
Currency Impact	2.7	1.9	0.7	0.2	0.2	0.5
Same Billing Days and Constant Currency	23.0	15.4	13.7	8.3	7.8	5.3
Total
As Reported	7.2	6.8	8.1	5.7	2.0	-3.0
Billing Days Impact	0.0	-0.8	-1.3	-1.1	0.1	1.4
Currency Impact	3.7	2.7	1.0	0.3	0.3	0.6
Same Billing Days and Constant Currency	10.9	8.7	7.8	4.9	2.4	-1.0

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
Temporary and consultant staffing
As Reported	9.9	9.2	8.5	4.6	0.4	-4.9
Billing Days Impact	-0.1	-1.0	-1.2	-1.1	0.2	1.4
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	9.8	8.2	7.3	3.5	0.6	-3.5

Permanent placement staffing
As Reported	16.2	11.5	12.9	3.8	-5.2	-9.4
Billing Days Impact	-0.1	-1.0	-1.3	-1.1	0.2	1.3
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	16.1	10.5	11.6	2.7	-5.0	-8.1

Total staffing
As Reported	10.4	9.4	8.9	4.5	-0.1	-5.3
Billing Days Impact	-0.1	-1.0	-1.3	-1.1	0.2	1.4
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	10.3	8.4	7.6	3.4	0.1	-3.9

Protiviti
As Reported	24.6	15.5	16.2	7.6	6.1	3.7
Billing Days Impact	-0.2	-0.4	-1.3	-1.1	0.2	1.6
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	24.4	15.1	14.9	6.5	6.3	5.3

Total
As Reported	12.5	10.3	9.9	5.0	0.9	-3.9
Billing Days Impact	0.1	-0.8	-1.2	-1.1	0.2	1.5
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	12.6	9.5	8.7	3.9	1.1	-2.4

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
Temporary and consultant staffing
As Reported	-12.8	-7.2	0.5	8.6	7.0	0.8
Billing Days Impact	-0.2	-1.0	-1.2	-1.2	0.3	1.5
Currency Impact	16.1	12.6	5.2	1.5	1.5	3.0
Same Billing Days and Constant Currency	3.1	4.4	4.5	8.9	8.8	5.3

Permanent placement staffing
As Reported	-7.3	-7.8	-2.8	-0.3	-4.9	-1.3
Billing Days Impact	-0.1	-1.0	-1.1	-1.1	0.2	1.4
Currency Impact	16.3	12.3	5.9	2.2	1.3	2.8
Same Billing Days and Constant Currency	8.9	3.5	2.0	0.8	-3.4	2.9

Total staffing
As Reported	-12.1	-7.3	0.0	7.2	5.3	0.5
Billing Days Impact	-0.1	-1.0	-1.2	-1.1	0.2	1.6
Currency Impact	16.1	12.6	5.3	1.6	1.5	2.9
Same Billing Days and Constant Currency	3.9	4.3	4.1	7.7	7.0	5.0

Protiviti
As Reported	1.2	6.0	5.4	17.3	15.2	0.7
Billing Days Impact	-0.2	-0.4	-1.3	-1.3	0.3	1.5
Currency Impact	15.4	11.3	3.9	1.5	1.1	3.1
Same Billing Days and Constant Currency	16.4	16.9	8.0	17.5	16.6	5.3

Total
As Reported	-10.7	-5.8	0.6	8.4	6.5	0.5
Billing Days Impact	0.0	-0.7	-1.1	-1.1	0.2	1.6
Currency Impact	16.0	12.4	5.1	1.6	1.4	2.9
Same Billing Days and Constant Currency	5.3	5.9	4.6	8.9	8.1	5.0